Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Kimberly M. Brown, Director, Investor Relations
(617) 796-8234
www.snhreit.com

Senior Housing Properties Trust Agrees to Purchase

38 Senior Living Communities for $790 Million

High Quality, Private Pay Communities Further Diversify Tenants and Improve Portfolio

Newton, MA (December 23, 2014):  Senior Housing Properties Trust (NYSE: SNH) today announced that it has entered into an agreement with CNL Lifestyle Properties, Inc. to acquire 38 high quality senior living communities for approximately $790 million, including the assumption of debt.  These 38 communities have 3,466 total living units, including 826 independent living units, 1,860 assisted living units, 744 memory care units and 36 skilled nursing beds.  Historically, more than 95% of revenues at these 38 communities came from residents’ private resources, and these combined 38 communities were approximately 93% occupied for the month of November 2014.

Eighteen of the 38 communities, with 1,847 living units, are currently leased to six senior living operators, none of which are currently SNH tenants.  These 18 communities are located in 12 states: four in CA; two each in GA, WA and OR; and one each in AL, AZ, CO, FL, IN, MT, NC and RI.  The combined lease coverage ratio for these 18 communities was in excess of 1.2x for the three months ended September 30, 2014, and all of the leases include annual minimum rent increases during the lease term.  The weighted average (by rents) remaining lease term for the 18 leased properties as of January 1, 2015 will be 10.4 years.

The remaining 20 communities, with 1,619 living units, are currently managed by six senior living operators (including one manager who also leases), none of which are currently SNH managers.  These 20 managed communities are located in six states: six in IL; five in GA; four in MO; three in AR; and one each in OR and NV.   SNH intends to meet with the managers of these communities in the coming weeks to discuss SNH’s plans for its ownership of these communities.

These 20 communities are subject to agreements that are terminable upon the occurrence of certain conditions.

David Hegarty, President and Chief Operating Officer of SNH, made the following statement about this acquisition:

“We are very pleased to acquire such a high quality portfolio of private pay senior living communities.  In 2014, SNH has made great strides towards diversifying its tenants and upgrading the quality of its portfolio.  Upon closing of both the acquisition of these 38 communities as well as our previously announced acquisition of 23 medical office buildings, approximately 56% of SNH’s consolidated net operating income will come from senior living properties and approximately 44% will come from medical office buildings; in addition, rents from our largest tenant, Five Star, will account for less than 20% of our annualized revenues.”

The capitalization rate for the acquisition of the 38 senior living communities from CNL Lifestyle Properties is expected to be in excess of 7% per annum based on 2015 estimated GAAP net operating income.  This transaction is expected to close during the second quarter of 2015, subject to customary closing conditions, including required regulatory approvals.

SNH currently expects to assume approximately $153 million of mortgage debt on certain of the 38 senior living communities to be acquired from CNL Lifestyle Properties at an average interest rate of 4.8% per annum. Simultaneous with entering the agreement to acquire these properties, SNH received a bridge loan commitment for up to $700 million from Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.  In addition to the bridge loan, SNH maintains a $750 million unsecured revolving credit facility that is currently substantially undrawn.  As a result, SNH expects to have more than enough liquidity to close on both the previously announced acquisition of 23 medical office buildings for approximately $539 million (including the assumption of approximately $30 million of mortgage debt), which is expected to close in the first quarter of 2015, and the acquisition of these 38 senior living communities in the second quarter of 2015. On a longer term basis, SNH expects to finance both these acquisitions with an appropriate mix of equity and debt capital, depending on the cost of such financings and future market conditions.

Senior Housing Properties Trust is a real estate investment trust, or REIT, which owns senior living communities, medical office buildings, and wellness centers throughout the United States.  SNH is headquartered in Newton, MA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SNH’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND SNH’S CONTROL.   FOR EXAMPLE:

•                 THIS PRESS RELEASE STATES THAT SNH HAS AGREED TO ACQUIRE 38 SENIOR LIVING COMMUNITIES FOR APPROXIMATELY $790 MILLION AND THAT SNH EXPECTS THIS TRANSACTION TO CLOSE DURING THE SECOND QUARTER OF 2015.  THE CLOSING OF THIS PURCHASE IS SUBJECT TO VARIOUS CONDITIONS. THESE CONDITIONS MAY NOT BE SATISFIED AND THE ACQUISITION OF 38 SENIOR LIVING COMMUNITIES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE.

•                 THIS PRESS RELEASE STATES THAT SNH’S ACQUISITION OF 23 MEDICAL OFFICE BUILDINGS IS EXPECTED TO CLOSE IN THE FIRST QUARTER OF 2015.  THE ACQUISITION OF THESE 23 MEDICAL OFFICE BUILDINGS IS CONTINGENT UPON THE ACQUISITION OF COLE CORPORATE INCOME TRUST BY SELECT INCOME REIT.  THE CLOSING OF THIS ACQUISITION BY SELECT INCOME REIT IS SUBJECT TO VARIOUS TERMS AND CONDITIONS, INCLUDING OBTAINING SHAREHOLDER APPROVALS.  ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT SNH’S ACQUISITION OF 23 MEDICAL OFFICE BUILDINGS WILL BE COMPLETED, THAT IT WILL NOT BE DELAYED OR THAT ITS TERMS WILL NOT CHANGE.

•                 THIS PRESS RELEASE QUOTES DAVID HEGARTY AS SAYING THAT AFTER BOTH THE ACQUISITION OF 38 SENIOR LIVING COMMUNITIES AND 23 MEDICAL OFFICE BUILDINGS, APPROXIMATELY 56% OF SNH’S CONSOLIDATED NET OPERATING INCOME WILL COME FROM SENIOR LIVING PROPERTIES AND 44% WILL COME FROM MEDICAL OFFICE BUILDINGS; IN ADDITION, LESS THAN 20% OF ANNUALIZED REVENUES WILL COME FROM FIVE STAR RENTS.  THE ACTUAL PERCENTAGE BREAKDOWN OF CONSOLIDATED NET OPERATING INCOME BETWEEN SENIOR LIVING PROPERTIES AND MEDICAL OFFICE BUILDINGS MAY BE DIFFERENT THAN THE STATED PERCENTAGES IN THE FUTURE.  IN ADDITION, THE ACTUAL PERCENTAGE OF ANNUALIZED REVENUES RECEIVED FROM FIVE STAR RENTS MAY BE DIFFERENT THAN STATED IN THE FUTURE.

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THIS PRESS RELEASE STATES THAT THE EXPECTED CAPITALIZATION RATE FOR THE ACQUISITION OF 38 SENIOR LIVING COMMUNITIES FROM CNL LIFESTYLE PROPERTIES IS EXPECTED TO BE IN EXCESS OF 7% PER ANNUM. THIS CAPITALIZATION RATE IS BASED ON THE CONTRACTUAL OBLIGATIONS EXPECTED TO BE REALIZED FROM EXISTING TENANTS AND MANAGERS AT THESE 38 COMMUNITIES FOR THE FISCAL YEAR 2015 IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, OR GAAP. BECAUSE THIS CALCULATION IS BASED IN PART UPON ESTIMATES, THE ACTUAL CAPITALIZATION RATE WHICH SNH REALIZES MAY BE MORE OR LESS THAN 7% PER ANNUM.

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THIS PRESS RELEASE STATES THAT SNH CURRENTLY EXPECTS TO ASSUME APPROXIMATELY $153 MILLION OF MORTGAGE DEBT ON CERTAIN OF THE SENIOR LIVING COMMUNITIES TO BE ACQUIRED. SNH’S ASSUMPTION OF THE $153 MILLION OF MORTGAGES WILL REQUIRE THE APPROVAL OF THE MORTGAGEES WHICH MAY NOT BE OBTAINED.

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THIS PRESS RELEASE STATES THAT SNH RECEIVED A BRIDGE LOAN COMMITMENT FOR UP TO $700 MILLION, THAT SNH HAS A $750 MILLION UNSECURED REVOLVING CREDIT FACILITY WHICH IS CURRENTLY SUBSTANTIALLY UNDRAWN, AND THAT CONSEQUENTLY SNH EXPECTS TO HAVE MORE THAN ENOUGH LIQUIDITY TO CLOSE BOTH THE ACQUISITION OF 23 MEDICAL OFFICE BUILDINGS AND 38 SENIOR LIVING COMMUNITIES. BOTH THE COMMITMENT FOR THE BRIDGE LOAN AND THE TERMS OF SNH’S EXISTING UNSECURED REVOLVING CREDIT FACILITY ARE SUBJECT TO VARIOUS CONDITIONS AND THERE CAN BE NO ASSURANCE THAT ALL THE CONDITIONS WILL BE SATISFIED OR THAT THE BRIDGE LOAN AND UNSECURED CREDIT FACILITY WILL BE AVAILABLE TO SNH TIMELY OR AT ALL. IF THE BRIDGE LOAN AND/OR UNSECURED CREDIT FACILITY ARE NOT AVAILABLE TO SNH FOR ANY REASON, SNH MAY BE FORCED TO OBTAIN ALTERNATE FINANCING WHICH MAY BE ON TERMS AND CONDITIONS THAT ARE LESS FAVORABLE TO IT THAN THOSE UNDER THE BRIDGE LOAN AND/OR THE UNSECURED CREDIT FACILITY.

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THIS PRESS RELEASE STATES THAT SNH EXPECTS TO LONG TERM FINANCE THE ACQUISITIONS OF THE 23 MEDICAL OFFICE BUILDINGS AND THE 38 SENIOR LIVING COMMUNITIES WITH AN APPROPRIATE MIX OF EQUITY AND DEBT CAPITAL. THE ACTUAL MIX OF EQUITY AND DEBT FINANCING WILL DEPEND ON THE AVAILABILITY AND COST OF SUCH FINANCING, AND FOR THIS REASON, OR IN SNH’S DISCRETION, THE FINAL MIX OF FINANCING MAY BE DIFFERENT FROM CURRENT EXPECTATIONS.

FOR THESE AND OTHER REASONS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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